SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2009

Savoy Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-151960	26-0429687
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Westheimer, Suite 900, Houston TX	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (713) 243-8788

Savoy Energy Corporation. 11200 Westheimer, Suite 900, Houston, TX (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On December 3, 2009 the Company entered into a settlement agreement with Lucas Energy, Inc. to settle the Company’s debt obligations in exchange for working interests in certain wells owned by the Company.  This agreement is effective as of November 1, 2009 and  releases the Company from the obligation to pay a total of $117,404.95 in exchange for the following working interests:

LEASE/WELL	WORKING INTEREST	REVENUE INTEREST
Louis Zavadil No. 1	16%	0.112
Rozella Kifer No. 1	16%	0.112
Ali-O Unit No. 1	16%	0.112

Attached herewith it the settlement and release of claims contract including all exhibits.

 Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
1.1	Settlement and Release of Claims

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 28, 2009	Savoy Energy Corporation

By: /s/ Arthur Bertagnolli
Arthur Bertagnolli
Chief Executive Officer